UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 25, 2017 (September 19, 2017)
___________________

HOLLY ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or Incorporation)	001-32225 (Commission File Number)	20-0833098 (I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (Address of Principal Executive Offices)
(214) 871-3555 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01	Entry into a Material Definitive Agreement.

On September 22, 2017, Holly Energy Partners, L.P. (the “Partnership”) and its wholly-owned subsidiary Holly Energy Finance Corp. (together with the Partnership, the “Issuers”) closed their previously announced offering (the “Offering”) of $100 million aggregate principal amount of 6% Senior Notes due 2024 (the “Notes”), pursuant to a Purchase Agreement, dated September 19, 2017 (the “Purchase Agreement”), among the Issuers and each of the Guarantors (defined therein), and Citigroup Global Markets Inc., as representative of the several initial purchasers named in Schedule I thereto (the “Initial Purchasers”). The Notes were an additional issue of the Partnership’s outstanding 6% Senior Notes due 2024, issued in an aggregate principal amount of $400 million on July 19, 2016 (the “Original Notes”). The Notes were be issued under the same indenture as the Original Notes and are part of the same series. The Notes were issued pursuant to a private placement transaction conducted under Rule 144A and Regulation S of the Securities Act of 1933, as amended.
The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Partnership and the Guarantors, on the one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities.
A copy of the Purchase Agreement is filed herewith as Exhibit 10.1. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information regarding the Notes set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1
Purchase Agreement, dated September 19, 2017, among Holly Energy Partners, L.P., Holly Energy Finance Corp., and each of the guarantors party thereto and Citigroup Global Markets Inc., as representative of the initial purchasers named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:    HEP Logistics Holdings, L.P.,
its General Partner

By:    Holly Logistic Services, L.L.C.,
its General Partner

By:    /s/ Richard L. Voliva III
Richard L. Voliva III
Executive Vice President and Chief Financial Officer

Date: September 25, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1
Purchase Agreement, dated September 19, 2017, among Holly Energy Partners, L.P., Holly Energy Finance Corp., and each of the guarantors party thereto and Citigroup Global Markets Inc., as representative of the initial purchasers named therein.